UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2012

THRESHOLD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Harbor Way, Suite 300
South San Francisco, California 94080

(Address of principal executive offices)(Zip Code)

(650) 474-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On February 16, 2012, Tillman Pearce, M.D., joined Threshold Pharmaceuticals, Inc. (the Company) as Chief Medical Officer. Dr. Pearce will receive an annual salary of $350,000 and was also granted a stock option to purchase 250,000 shares of the Company’s common stock under the Company’s 2004 Amended and Restated Equity Incentive Plan, at an exercise price of $3.46 per share, which was the closing price of the Company’s common stock on the Nasdaq Stock Market on February 16, 2012, the starting date of his employment. The option will vest with respect to 25% of the shares on the first anniversary of Dr. Pearce’s starting date with the Company, and with respect to 1/48th of the shares on each subsequent month. Additionally, Dr. Pearce will be eligible to receive an annual performance-based bonus of up to 35% of his base salary. Dr. Pearce will also be eligible to receive certain change of control and severance benefits pursuant to a separate change of control agreement that will be entered separately. Starting one-year after his starting date, Dr. Pearce will also be eligible to receive additional severance benefits.

Dr. Pearce, age 54, served as Chief Medical Officer of KaloBios Pharmaceuticals, Inc., from 2007 through 2011, and since 2011 has been an oncology consultant. Prior to KaloBios, Dr. Pearce was a Senior Director at PDL BioPharma from 2002 to 2007 and a Medical Director in the Oncology Business Unit at Sanofi-Synthelabo from 1997 to 2002. He has also held research positions in oncology at Sandoz and Novartis. Dr. Pearce holds a B.A. in philosophy from Tulane University and an M.D. from the Medical College of Georgia.

The foregoing description of the terms of Dr. Pearce’s employment with the Company is qualified in its entirety by reference to the Offer Letter dated February 16, 2012 by and between the Company and Dr. Pearce, a copy of which is attached hereto as Exhibit 10.27 to this Current Report on Form 8-K and is incorporated herein by reference.

On February 17, 2012, the Company issued a press release regarding Dr. Pearce’s appointment as described above. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

(e) The information set forth in the first paragraph above is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.27	Offer Letter dated February 16, 2012 by and between Threshold Pharmaceuticals, Inc. and Tillman Pearce, M.D.

Exhibit 99.1	Press release dated February 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THRESHOLD PHARMACEUTICALS, INC.

By:	/s/ Joel A. Fernandes
Joel A. Fernandes
Vice President, Finance and Controller

Date: February 21, 2012

Exhibit Index

Exhibit No.	Description

Exhibit 10.27	Offer Letter dated February 16, 2012 by and between Threshold Pharmaceuticals, Inc. and Tillman Pearce, M.D.
Exhibit 99.1	Press release dated February 17, 2012.